Exhibit 10.4.2

                                                               EXECUTION VERSION

                        START-UP LOAN TRANCHE SUPPLEMENT

This Start-Up Loan Tranche Supplement is made between Northern Rock plc (the "Issuer Start-Up Loan Provider"), Granite Master Issuer plc ("Master Issuer") and the Bank of New York (the "Issuer Security Trustee") in relation to the provision of a Start-Up Loan Tranche by the Issuer Start-Up Loan Provider to the Master Issuer on the following terms:

o        Closing Date               -       19 September, 2006

o        Principal amount           -       (pound)80,700,000

o        Interest rate              -       LIBOR for three month sterling
                                            deposits plus 0.9 per cent. per
                                            annum

o        Payment Dates              -       Each Monthly Payment Date or, if
                                            such date is not a London Business
                                            Day, then the next following London
                                            Business Day

This Start-Up Loan Tranche Supplement is supplemental to the Start-Up Loan Agreement dated 19 January, 2005, as the same may be amended from time to time, between the parties hereto (the "Start-Up Loan Agreement"). Capitalised terms used and not otherwise defined herein shall have the meanings assigned to them in the Start-Up Loan Agreement.

This Start-Up Loan Tranche Supplement is made on 19 September, 2006.


as Master Issuer
EXECUTED for and on behalf of                       )
GRANITE MASTER ISSUER PLC                           )
acting by a director                                )
/s/ Ian Bowden
-------------------------


Name: Ian Bowden
      Representing L.D.C. Securitisation Director No 1 Limited


as Issuer Start-Up Loan Provider
EXECUTED for and on behalf of                       )
NORTHERN ROCK PLC                                   )
by                                                  )
/s/ CJ
-------------------------


Name: CHRISTOPHER JOBE


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as Issuer Security Trustee
EXECUTED for and on behalf of                       )
THE BANK OF NEW YORK                                )
by                                                  )
/s/ H Kim
-------------------------


Name:


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